SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                    FORM 8-K/A

                            AMENDMENT NO. 1 TO FORM 8-K

                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


     Date of Report  (Date of  earliest event  reported) April  29, 1994



                            MIRAGE RESORTS, INCORPORATED
___________________________________________________________________________
               (Exact name of Registrant as specified in its charter)


       Nevada                         1-6697                88-0058016
__________________________       _____________         ____________________
(State or other juris-           (Commission           (IRS Employer
 diction of incorporation)        File Number)          Identification No.)


3400 Las Vegas Boulevard South, Las Vegas, Nevada              89109
____________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including  area code:  (702)  791-7111



____________________________________________________________________________
   (Former name or former address, if changed since last report)

        Item 7.     Financial Statements and Exhibits.
                    __________________________________

            (c)     Exhibits.
                    _________

                    16.  Letter  from   Coopers  &   Lybrand  re   change  in
                         certifying accountant.










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


                             SIGNATURES

    Pursuant to the requirements of the  Securities  Exchange  Act of
 1934, the  Registrant  has duly caused this     amendment      to be
 signed on its behalf by the undersigned, thereunto duly authorized.


                                    MIRAGE RESORTS, INCORPORATED
                                            (Registrant)


Date:  May     23     , 1994        By:   DANIEL R. LEE
                                          ___________________________________
                                          Senior Vice President-Finance and
                                          Development, Chief Financial
                                          Officer and Treasurer












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